                                                           UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, DC 20549

                                                              FORM 8-K

                                                           CURRENT REPORT
                               Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported): October 16, 2003

                                                     UMB FINANCIAL CORPORATION
                                       (Exact name of registrant as specified in its charter)

              Missouri                              0-4887                            43-0903811
    (State or other jurisdiction                 (Commission                        (IRS Employer
         of incorporation)                       file number)                    Identification No.)

                 1010 Grand Boulevard
                Kansas City, Missouri                                          64106
       (Address of principal executive offices)                              (Zip Code)

                                 Registrant's telephone number, including area code: (816) 860-7000

                                                           Not Applicable
                                   (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On October 16, 2003, UMB Financial Corporation issued a press release announcing its earnings release for the third quarter of
2003.  A copy of this press release is attached as Exhibit 99.1.

                                                     UMB FINANCIAL CORPORATION
                                                              (Registrant)

                                                     _______________________________
October 16, 2003                                         /s/Daniel C. Stevens
                                                         Chief Financial Officer